EXHIBIT 99.1

Verde and Ergon Enter Exclusive North American Agreement to

Commercialize Next Generation of Carbon Sequestering Road Materials

Industry leader Ergon to manufacture and distribute products incorporating Verde’s proprietary technologies across the multibillion dollar North American asphalt market

Verde and Ergon also sign term sheet for $2 million strategic investment,

expected to close later this month

ST. LOUIS, Oct 14, 2025 /PRNewswire/ -- Verde Resources Inc. (OTCQB: VRDR) (Verde), a road materials company offering proprietary, environmentally sustainable solutions, is pleased to announce the signing of a 10-year definitive license agreement between its wholly owned subsidiary, Verde Renewables Inc., and Ergon Asphalt & Emulsions, Inc., the largest asphalt marketer in North America.

This agreement formalizes a long-term strategic alliance to commercialize Verde’s specialized emulsion and carbon sequestering BioAsphalt™ road construction surface materials across the United States, Mexico, and Canada.  The agreement has a 10-year term with an option to extend for an additional 10 years.

Ergon Asphalt & Emulsions is a subsidiary of Ergon, Inc., a diversified global organization engaged in multiple industries. The privately held Ergon is an industry pioneer in asphalt innovation and supply and employs more than 4,000 people and serves customers and partners in over 90 countries worldwide.

Building on the successful collaboration that began with a Memorandum of Understanding earlier this year, Verde and Ergon will advance the deployment of innovative low-carbon technologies that integrate Verde’s proprietary emulsifying agent with Ergon’s high-performance asphalt, RAP (Reclaimed Asphalt Pavement), and biochar to produce and commercialize a carbon-sequestering road surfacing material across North America.

Under the terms of the agreement, Verde is licensing its proprietary technologies to Ergon for use in the manufacturing, marketing, and distribution of advanced road construction products. The agreement also grants Ergon the right to use Verde’s trademarks and access ongoing technical services to ensure integrity and transparency, verifying that every ton of carbon dioxide sequestered is accurately quantified, tracked, and validated.

In addition to the commercial agreement, both companies have executed a term sheet for a $2 million investment by Ergon in Verde.  The investment underscores Ergon’s confidence in the long-term growth of Verde’s technologies and further solidifies the true strategic nature of the alliance. The transaction is expected to close during October 2025.

“Our milestone commercial collaboration with industry leader Ergon marks a major achievement in our mission to bring innovative solutions to market and accelerate decarbonization across emission-intensive infrastructure,” said Jack Wong, CEO of Verde Resources.  “Together with Ergon, we will deliver transformative, common-sense solutions that will redefine the roads of the future for the benefit of both the environment and the economy.  Ergon’s deep industry expertise and extensive North American footprint make them not only the best in the business, but also the ideal commercial partner for us to scale the impact of Verde’s technologies.”

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Verde’s BioAsphalt™ can be produced burnerless and placed year-round, even during winter, without requiring heat or solvents during installation. This extends production and paving seasons, unlocking additional economic benefits while dramatically reducing greenhouse gas emissions. It is also odorless, making it safer for frontline workers and more sustainable for Ergon’s customers.

“Our agreement with Verde strengthens Ergon’s ability to deliver sustainable, next-generation technologies to the road construction industry,” said Patrick Nation, President of Ergon Asphalt & Emulsions. “We are excited to integrate Verde’s solutions and work to accelerate the adoption and commercialization of the end product over the next year, with the goal of enhancing how roads are built in a sustainable way without compromising quality or reliability. Verde’s technologies align seamlessly with our ongoing commitment to sustainable solutions and long-term growth strategy, and we are excited to bring these solutions to our customers and partners efficiently, effectively, and with strong business discipline across North America.”

BioAsphalt™ is also the first in the world to generate verified Carbon Removal Credits, certified through Puro.earth and purchased by one of the world’s largest financial institutions earlier this year.  This breakthrough positions Verde as a pioneer in transforming asphalt from a traditional emitter into a climate-positive material, actively mitigating Scope 1, 2, and 3 emissions across the construction value chain—turning roads, streets, and pathways into carbon sinks. To align incentives with sustainability metrics, Verde will share 40% of its future Carbon Removal Credits with Ergon, linking commercial success directly to measurable environmental impact.

Verde’s technologies, including its carbon sequestering BioAsphalt™, have recently earned early validation from the National Center for Asphalt Technology (NCAT), positioning the company at the forefront of low-emission construction innovation. According to recent data published by Global Growth Insights, the global asphalt market is valued at more than $175 billion, with a significant portion concentrated in North America. This represents an immense opportunity to scale low-carbon solutions across the continent. As infrastructure investment and carbon markets converge, the alliance between Verde and Ergon is poised to lead a generational transformation of the road-building industry, turning a critical source of emissions into a powerful engine for carbon removal and long-term value creation.

Additional information regarding the license agreement between Verde and Ergon will be disclosed in a Current Report on Form 8-K, to be filed by Verde with the U.S. Securities and Exchange Commission in the coming days.

About Verde Resources Inc.:

Verde Resources Inc. (OTCQB: VRDR) is an emerging leader in sustainable infrastructure, specializing in innovative and cost-effective solutions to help the industry seamlessly #TransitionToZero™. By integrating proprietary technologies with sustainable practices, Verde is at the forefront of creating low-carbon materials for infrastructure worldwide.

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The company is driving transformation in a sector long overdue for change. Its approach reduces greenhouse gas emissions, sequesters carbon dioxide, optimizes the use of native soils and recycled materials, accelerates installation, and improves overall efficiency, all while lowering costs.

For more information, please visit https://www.verderesources.com

About Ergon Asphalt & Emulsions, Inc.:

Ergon Asphalt & Emulsions, Inc., a subsidiary of Ergon, Inc., is a leading provider of high-performance asphalt products and technologies. With decades of experience, Ergon specializes in delivering advanced emulsions, polymer modified asphalts, and other solutions that enhance pavement performance and sustainability. Through its state-of-the-art facilities and dedicated technical expertise, Ergon is committed to driving innovation in the asphalt industry.

For more information, please visit https://www.ergonasphalt.com

Cautionary Note Regarding Forward Looking Statements

This press release and statements of Verde’s and Ergon’s management made in connection with the matters addressed by this press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's expectations, projections, and potential future developments. These statements are subject to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements involve significant known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially and adversely from those expressed or implied. In some cases, forward-looking statements can be identified by words such as "may," "will," "expect," "plan," "believe," "estimate," "anticipate," "project," "intend," or similar expressions.  In this press release, forward looking statements include those related to (i) the anticipated benefits to Verde of the license agreement with Ergon, (ii) the proposed $2 million investment by Ergon into Verde, which is not currently subject to definitive documentation, (iii) the anticipated attributes and advantages of Verde’s products and (iv) Verde and Ergon’s future commercial plans in general.  These and other statements are based on current expectations and speak only as of the date of this release.

A non-exclusive list of risks and uncertainties that could cause the forward-looking statements herein to differ from future results include, without limitation: (i) the risk that Ergon will be unable to sell Verde-enabled products in the marketplace in sufficient volume so as to generate meaningful revenue for Verde, (ii) risks resulting from Verde’s dependence on Ergon as Verde’s exclusive North American distributor, (iii) the risk that the contemplated $2 million investment by Ergon into Verde may not be consummated on terms beneficial to Verde, or at all and (iv) the risk that the commercial relationship between Verde and Ergon may face challenges that result in material adverse effects on Verde.  Other Important factors that could cause actual results to differ materially from those in the forward-looking statements include those contained in the Verde’s filings with the SEC, which can be accessed here.

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Accordingly, readers are cautioned not to place undue reliance on the forward-looking statements contained herein. Except as required by applicable law, Verde does not plan to publicly update or revise any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise.

For Media and Investors:

info@verderesources.com

Crocker Coulson, AUM Media

Crocker.coulson@aummedia.org

(646) 652-7185

© 2025 Verde Resources, Inc.  All rights reserved.

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